Oral Testosterone (T) Non Alcoholic Steatohepatitis (NASH) 1 Exhibit 99.2

Forward - Looking Statements This presentation contains forward - looking statements about Lipocine Inc. (the “Company”). These forward - looking statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward - looking statement s relate to the Company’s product candidates, the expected timing of the resubmission of the NDA for TLANDO, FDA review process related to ou r resubmitted NDA for TLANDO™, the expected timing of Phase 2 studies for LPCN 1144 and LPCN 1148, clinical and regulatory proc ess es and objectives, potential benefits of the Company’s product candidates, intellectual property and related matters, all of which i nvo lve known and unknown risks and uncertainties. Actual results may differ materially from the forward - looking statements discussed in this pre sentation . Accordingly, the Company cautions investors not to place undue reliance on the forward - looking statements contained in, or made in connection with, this presentation . Several factors may affect the initiation and completion of clinical trials and studies, the potential advantages of the Company’s product candidates and the Company’s capital needs. The forward - looking statements contained in this presentation are qualified by the detailed discussion of risks and uncertainties set forth in the Company’s annual report on For m 10 - K and other periodic reports filed by the Company with the Securities and Exchange Commission, all of which can be obtained on the Com pany’s website at www.lipocine.com or on the SEC website at www.sec.gov . The forward - looking statements contained in this document represent the Company’s estimates and assumptions only as of the date of this presentation and the Company undertakes no duty or obligation to update or revise publicly any forward - looking statements contained in this presentation as a result of new information, future events or changes in the Company’s expectations. 2

Non - Alcoholic Fatty Liver Disease (“NAFLD”) No Approved Product for the Treatment of NASH 3 LFTs: Liver function test, especially Alaninine amino transferase (ALT) and Aspartame amino transferase (AST) NASH: Non - alcoholic Steatohepatitis, TG: Triglyceride Fatty liver is a reversible condition wherein large vacuoles of triglyceride (TG) fat accumulate in liver cells via the process of steatosis Healthy Liver Fatty Liver — ↑ TGs — ↑ LFTs — ↑ Liver fat NASH Liver — Steatosis — Ballooning — Inflammation — Fibrosis Cirrhotic Liver — Late stage of fibrosis Hepatocellular Carcinoma 20 – 30% US Adults 15 – 20% NAFLDs 10 – 20% NASH Eligible for Liver Transplantation

NASH Pathogenesis

Risk Factors and Clinical Progression

≥5% liver fat accumulation

The removal of pro-fibrotic inputs or the strengthening of anti-fibrotic inputs is expected to stimulate scar resolution*

Lipid Metabolism Disorders

- Dyslipidemia
- Insulin resistance
- Obesity
- T2 diabetes
- Metabolic syndrome

Inflammation

- Lipid peroxidation
- Mitochondrial dysfunction
- Oxidative stress
- Apoptosis
- Pro-inflammatory cytokine activation

Fibrosis

- Scarring
- Advanced cell damage

Liver contains built-in mechanisms for scar resolution, but these become smothered or inactivated in the face of relentless damage*

*Lucía Cordero-Espinoza and Meritxell Huch J Clin Invest. 2018;128(1):85-96.

4

LIPOCINE
ENHANCING HEALTH

Clinical Relationship Between Testosterone and NAFLD Across the Full Disease Spectrum Hepatic Steatosis NASH Cirrhosis “ Men with low testosterone are at high risk for NAFLD .” 1 Free T ( pg /mL) “ Levels of free T decreased significantly with the increased incidence of lobular inflammation, hepatocyte ballooning, NAFLD activity score, and fibrosis.” 2 “Low T levels in cirrhotic men are associated with the combined outcome of death or transplantation.” 3 Free T ( pg /mL) 1 Kim et al, Gastroenterol 2012; 2 Sumida et al, Gastroenterol Hepatol 2015; 3 Sinclair et al, Liver Trans 2016; 5

LPCN 1144: Lymphatic Delivery of Oral T via Chylomicron 6 Via Lymphatic Route Via Direct First Pass

LPCN 1144: Oral Testosterone Targeting The Full Spectrum of NASH Pathogenesis A Differentiated Oral NASH Therapy Candidate • Well tolerated - suitable for chronic use • Favorable benefits outside the liver Clinical Data to Advance in Phase 2 Testing • Meaningful liver fat reductions as early as eight weeks and we believe the potential to improve upon longer treatment duration • Substantial reductions in key elevated serum markers • We believe there is potential for histological improvement in NASH patients 7

LPCN 1144: Multidimensional Mechanism of Action Across the Full Spectrum of NASH Pathogenesis Homeostasis Modifier 1, 2 • Alter lipid, cholesterol, and glucose metabolism • Reduce visceral abdominal fat • Modify activity of hepatic lipase, and skeletal muscle/ adipose lipoprotein lipase Anti - inflammatory 2 / Antioxidant/Immuno - modulator 3 • Restore mitochondrial turnover and normalizes oxygen consumption 4 Regeneration Booster 5,6 • Stimulate satellite cells and myocyte precursor resulting in cell differentiation and myocyte proliferation 7 • Increases circulating endothelial progenitor cells (“EPC”) 8 Anabolic Agent 9 • Increase muscle mass, bone density in men with liver disease 10 8 1. Shen and Shi, Int J Endocrinol, 2015; 2. Kelly and Jones, J Endocrinol, 2013 ; 3. Sinclair et al., J Gastroenterol Hepatol , 2015; 4. Linda Vignozzi et al., University of Florence, IT, unpublished, 2018; 5. A. Francavilla et al., Digest Dis Sci, 1989; 6. Vic et al., Hepatol 1982; 7. Sinha - Hikim et al., J Clin Endocrinol Metab , 2004; 8. Liao CH et al., Andrology, 2013. 9. Gentile MA et al., J Mol Endocrine, 2010; 10. Sinclair et al., J Gastroenterol Hepatol 2016;

LPCN 1144: A Differentiated Oral NASH Therapy Candidate Prodrug of Endogenous Testosterone Liver Fat Reduction and Key Serum Biomarkers Potential Favorable Benefits in Systems Outside the Liver Suitable for Chronic Use • Over 40% relative mean liver fat reduction after 16 - weeks of treatment • 48% of the treated NAFLD subjects had NAFLD resolution, defined as < 5% liver fat • T therapy known to improve muscle mass, bone density, hemopoiesis, sexual/mood dysfunction • Good GI tolerability • No mean LDL increase • No signs of nephrotoxicity • No signs of skeletal fragility • No signs of drug induced liver toxicity 9

LPCN 1144: Liver Fat Imaging Study (“LFS”) Study Design and Baseline Liver Fat Subject Distribution 10 LFS was an open - label, multi - center single - arm 16 - week study (N=36) with LPCN 1144 in hypogonadal males LF = liver fat

LPCN 1144: Liver Fat Study Results Meaningful Relative Liver Fat % Change and Responder Rate 11 - 33% - 42% - 40% -60% -50% -40% -30% -20% -10% 0% BL ≥ 5% BL ≥ 8% BL ≥ 10% % Liver Fat CBL ( ± SEM) Mean Relative Liver Fat % Change 71% 80% 75% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% BL ≥ 5% BL ≥ 8% BL ≥ 10% % of Responders Responder Rate for Relative Liver Fat % Change* * Responder rate for relative change is % of patients with at least 30% for relative change from baseline.

100% of patients experiencing NAFLD resolution had at least 35% of relative liver fat reduction from baseline * Resolution of NAFLD is defined as when BL liver fat ≥ 5% is reduced to < 5% at EOS. 28% 48% 0% 10% 20% 30% 40% 50% Resolution of NAFLD % of Subjects Resolution of NAFLD* 8 Wks 16 Wks - 45% - 55% -60% -40% -20% 0% Patients with NAFLD Resolution Mean Relative Liver Fat % Change Mean Relative Liver Fat % Change 8 Wks 16 Wks LPCN 1144: Liver Fat Study Results Meaningful NAFLD Resolution and Corresponding Relative Liver Fat % Reduction 12

LPCN 1144: Liver Fat Study Results Liver Fat Based Subject Distribution at Each Visit 13 38% 32% 6% 24% Baseline Pre treatment 55% 18% 6% 21% 8 Week Treatment 65% 15% 12% 9% 16 Week Treatment ■ LF < 5% (NAFLD Free) ■ 5% ≤ LF < 8% ■ 8% ≤ LF < 10% ■ LF > 10% NAFLD Free NAFLD Free NAFLD Free Longer Therapy Improved Liver Fat Reductions and Proportion of Subjects with Disease Resolution N=34 N=33 N=34

LPCN 1144: Additional Health Benefits Observed in Hypogonadal Subjects with Elevated ALT* SF - 36, Short Form - 36 (0 - 100); PDQ, Psychosexual Daily Questionnaire (0 - 7); * ALT > 40 U/L at Baseline in 52 week SOAR Trial (N=3 3) Mental Component Summary Mental Health Role Emotional Maintained Erection Sexual Activity Negative Mood Positive Mood Overall Sexual Desire -4 -2 0 2 4 6 8 Mean Change ( “ 95% CI) from Baseline SF - 36 PDQ 14

LPCN 1144: General Safety Well Tolerated ▪ Extensive clinical safety database with LPCN 1144 – 700+ subjects in 14 studies with up to 52 week exposure – No drug related SAEs – Safety profile well - characterized and demonstrated no unexpected risks – Good gastrointestinal tolerability with no signs of skeletal fragility or nephrotoxicity – No signs of drug induced liver enzyme toxicity, no deaths or MACE events 15

LPCN 1144: Gastrointestinal Safety Gastrointestinal Disorders ≥ 1% in SOAR Trial (52 Weeks) 0 5 10 15 % Subjects LPCN 1144 Topical T 16

LPCN 1144: Significant Reduction in ALT Levels ▪ Placebo Controlled 4 Week Study (M12 - 778) 2 - 11 - 11 -15 -10 -5 0 5 N = 6 9 9 Placebo LPCN 1144 225mg BID LPCN 1144 300mg BID ALT Mean Change from BL ( ± SEM), U/L p = 0.01 p = 0.02 17

LPCN 1144: Reduction in Liver Enzyme Levels ▪ Placebo Controlled 4 Week Study (M12 - 778) - 47.4% - 47.3% - 11.5% - 21.0% - 11.0% - 6.6% - 15.8% - 16.7% -60% -50% -40% -30% -20% -10% 0% LPCN 1144 225mg BID LPCN 1144 300mg BID Placebo - adjusted Mean Change ( ± SEM ) ALT AST ALP GGT 18

LPCN 1144: Post - hoc Analysis Methods • Analyses were performed involving hypogonadal male cohorts with baseline liver enzymes* and lipids** – Active - controlled, randomized, open label study (SOAR) NCT02081300, (N=210) with 52 week treatment - 225mg ц 75mg BID • Treatment arm: LPCN 1144 • Control arm: Topical T Gel 19 * ALT, AST, ALP, GGT; Persistent elevated ALT is a biomarker often used in clinical diagnosis of NAFLD/NASH ** Triglyceride is strongly associated with non - alcoholic fatty liver disease

LPCN 1144: Consistent Liver Function Improvement Across Studies* Effect Observed as Early as 3 Weeks - 17.4% - 10.3% - 5.1% - 9.6% - 18.8% - 13.2% - 10.1% - 18.5% -30% -25% -20% -15% -10% -5% 0% ALT AST ALP GGT Mean Change from BL ( ± SEM) SOAR (52 Week) 16-002 (3 Week) Mean BL (U/L) 53.6 55.6 32.0 32.6 74.0 75.5 53.6 57.9 • LPCN 1144 Patients for ALT > 40 U/L at BL; SOAR ( NCT02081300), N=42, 16 - 002 (NCT03242590), N=13 ; 20

LPCN 1144: Reductions of Elevated ALT in Patients at Risk of NAFLD -25 -20 -15 -10 -5 0 0 13 26 39 52 Mean Change from BL ( ± SEM), U/L Study Period (Week) Sustained Reduction of Elevated ALT** Mean BL (U/L) 54.4 54.9 54.3 57.4 55.0 - 12 - 13 - 15 - 16 - 13 -25 -20 -15 -10 -5 0 OBS T2D HTN OBS & T2D MetS* ALT Mean Change from BL ( ± SEM), U/L In Patients † with NAFLD Comorbidity † Patients with ALT > 40 U/L at BL in SOAR Trial * Metabolic syndrome: obesity + diabetes + hypertension ** Patients + with ALT > 40 U/L at BL (N=42); ALT mean BL = 53.6 U/L ▪ Active Controlled 52 Week Study (SOAR) 21

▪ Active Controlled 52 Week Study (SOAR) LPCN 1144: Reductions of Elevated TG in Patients at Risk of NAFLD -120 -100 -80 -60 -40 -20 0 0 13 26 39 52 TG Mean Change from BL ( ± SEM), mg/dL Study Period (Week) Sustained Reduction of Elevated TG** ** Patients + for TG > 200 mg/dL at BL (N=73); TG mean BL = 320 mg/dL In Patients † with NAFLD Comorbidity 22 Mean BL (UL) 1.5xUL 2.0xUL 1.6xUL 1.9xUL 2.1xUL - 40 - 128 - 64 - 138 - 138 -200 -150 -100 -50 0 OBS T2D HTN OBS & T2D MetS* TG Mean Change from BL ( ± SEM), mg/dL † Patients with TG > 200 mg/dL at BL in SOAR Trial * Metabolic syndrome: obesity + diabetes + hypertension

LPCN 1144: Oral T Mean LDL Reduction for Patients with Elevated LDL at Baseline • 52 Week SOAR Trial 23 - 3 - 15 -25 -20 -15 -10 -5 0 BL = 114 mg/dL 175 mg/dL Overall (N=194) Above-Noraml at BL* (N=16) Mean Change from BL (mg/dL) LDL - C Change from Baseline * LDL - C upper normal limit is 160 mg/dL.

LPCN 1144: Oral T Appreciable % of Patients Experienced Normalization of ALT, GGT, TG, LDL - C, and Lp - PLA2 24 52% 31% 34% 56% 52% 0% 10% 20% 30% 40% 50% 60% ALT* GGT* TG* LDL-C* Lp-PLA2* % of Normalized Patients from Above - normal at Baseline Normalization of Biomarkers with LPCN 1144 N 42 36 73 16 25 BL 53.6 U/L 82.2 U/L 320 mg/dL 175 mg/dL 277 ng/mL * ALT, GGT, TG, LDL - C, and Lp - PLA2 normal range upper limit is 40 U/L, 49 U/L, 200 mg/dL, 160 mg/dL, and 235 ng/mL, respectively • 52 Week SOAR Trial

25 † Total N is for patients with ALT > 40 U/L at baseline (ALT normal range is ≤ 40 U/L) 43% 48% 0% 10% 20% 30% 40% 50% 60% N = 42* N = 71* LPCN 1144 (Wk 52) Vitamin E (Wk 120) % of ALT Responders at EOS * ALT Responders: Patients with ALT > 40 U/L at baseline, ending with ≤ 40 U/L and more than 30% reduction at end of study post therapy † Total non - alcoholic fatty liver activity score (NAS), comprising the sum of scores for steatosis, inflammation, and ballooning cell injury ‡ Resolution of histological features that fulfil the criteria for diagnosis of NASH 1 Hoffnagle et al. APT 2013 2 Sanyal et al, New Eng J Med, 2010 † † LPCN 1144: Robust ALT Response Good Potential for Histological Improvement 1 ▪ Comparable LPCN1144 ALT response to Vitamin E in PIVENS Trial 2

26 LPCN 1144 Comparison with Topical Testosterone

LPCN 1144: Comparison of PK Profile with Topical T and Injectable T

Fluctuating levels during the day	Sustained high levels during the day	Sustained high levels for weeks

Oral (LPCN 1144)


Mean (+SD) Serum T Concentration (ng/dL)
Time (hr), relative to morning dose on Day 24

Mean (+SD) Serum Total Testosterone Concentrations on Day 24, LPCN 1021-16-002 study results (PK Set, N=90)

Topical (AndroGel*)


Total T (ng/dL)
Time (h)
Upper Arms/Shoulders
Rotation of Abdomen and Upper Arms/Shoulders

Mean (±SD) Serum Total Testosterone Concentrations on Day 7 in Patients Following AndroGel 1.62% Once-Daily Application of 81 mg of Testosterone (N=33) for 7 Days

Injectable (Aveed)**


Mean Serum Total Testosterone (ng/dL)
Days Post-Injection

Mean (SD) Serum Total Testosterone Concentrations (ng/dL) at 14-24 Weeks

* AndgroGel 1.62% label

** Aveed label

27

LIPOCINE ENHANCING HEALTH

• 52 Week SOAR Trial TG mean change post therapy in patients on oral T vs non - oral T therapy LPCN 1144: Oral T Unique TG Reduction Compared to Topical Gel 28 - 63.7 13.7 -80 -60 -40 -20 0 20 40 60 Mean BL = 320 mg/dL 323 mg/dL N = 73/210 34/104 LPCN 1144 Topical T Mean Change from Baseline (mg/ dL ) TG Mean Change after 52 Week for Patients with Above - normal TG* at BL 200 250 300 350 400 0 13 26 39 52 Mean Value for Patients with Above - normal at BL (mg/dL) Therapy Duration (Week) TG Mean Value for Patients with Above - normal TG* at BL during 52 Week Therapy LPCN 1144 Topical T * TG normal range in SOAR Trial: 45 – 200 mg/dL

▪ 52 Week SOAR Trial LPCN 1144: Oral T TG Reduction Comparison with Topical T Across Various Comorbidities 29 -100 -80 -60 -40 -20 0 20 40 60 80 100 Overall Obesity Diabetes Hypertension OBS & Diab MeS* TG Mean Change from BL (mg/dL) Oral T Topical T * MeS : Metabolic syndrome (Obesity + Diabetes + Hypertension) N Overall Obesity Diabetes Hypertension OBS & Diab MeS Oral T 210 118 46 100 25 19 Topical T 104 65 36 49 21 15 Unique Oral T Therapy in TG Reduction Post 52 Week Therapy in Patients with Comorbidities

• 52 Week SOAR Trial LPCN 1144: Oral T Unique Effects on Liver Compared to Topical gel 30 - 4.8% 3.3% -10% -5% 0% 5% 10% Mean BL = 71.8 U/L 72.5 U/L LPCN 1144 Topical T Mean Change from Baseline ALP Mean Change after 52 Week - 19.5% 8.3% -30% -20% -10% 0% 10% 20% Mean BL = 30.3 nmol/L 30.4 nmol/L LPCN 1144 Topical T Mean Change from Baseline SHBG Mean Change after 52 Week

LPCN 1144: Next Step Advancing Forward • Initiate Phase 2 clinical study in biopsy confirmed NASH subjects – Study Design • Three - arm, placebo controlled • Biopsy confirmed F2/F3 NASH male hypogonadal subjects with NAS ≥ 4 • Paired biopsy at baseline and EOS • 36 - weeks duration – IND cleared by FDA 31